UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 18, 2005
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


               1-9293                            73-1016728
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      (Commission File Number)       (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                              74820
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       (Address of Principal Executive Offices)           (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     During the course of 2004 we have been engaged in a substantial effort to complete the documentation and testing of our internal control over financial reporting in order to permit us to make an assessment of the effectiveness of our internal control as of December 31, 2004 as required by Section 404 of the Sarbanes-Oxley Act and applicable rules of the Securities and Exchange Commission and the Public Company Accounting Oversight Board. In the fall of 2004, after discussions with our independent registered public accounting firm, Grant Thornton LLP, we engaged consultants to assist us in the documentation and assessment of our information technology internal controls with the expectation that these consultants would provide solutions to meet the applicable requirements by the December 31, 2004 compliance date. In connection with the ongoing audit procedures for the audit of our 2004 financial statements and internal controls assessment, we have determined, in consultation with Grant Thornton and our consultants, that documentation and assessment of our computer programs responsible for processing financially-significant transactions have not been adequately documented as we had expected. As a result, we are unable to properly analyze these computer programs as part of the overall financial reporting risk assessment and controls evaluation process necessary to support management's opinion on internal controls. One of the reasons for this lack of documentation is that much of our software has been custom designed for our circumstances and lacks documentation typically available for commercial business application software packages. Accordingly, we have concluded that we will be unable to complete the required management assessment of our internal control over financial reporting as of December 31, 2004, and Grant Thornton has advised us and our audit committee today that it will also be unable to express an opinion as to management's assessment and as to the effectiveness of our internal control over financial reporting as of December 31, 2004.

     Our inability to complete an assessment of internal control over financial reporting and Grant Thornton's inability to express an opinion thereon does not necessarily imply that a significant deficiency or material weakness in our internal controls is present. However, we have been informed by Grant Thornton that they have identified two material weaknesses as of December 31, 2004. The first is related to the lack of properly documented financially significant applications, which affects management's ability to effectively monitor risks relating to applications that are significant to financial reporting. In addition, Grant Thornton has also informed management that a material weakness exists as of December 31, 2004, with regard to the Company's controls over commission processes that could potentially result in misstatements. The application system that automates processing of commissions is complex, inadequately documented, and has not been maintained in a manner that provides assurance that all and only authorized changes have been properly designed, tested, and used. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected. In response, management will aggressively engage in a process to address these weaknesses, which will include documentation and assessment of application controls in general and documentation and implementation of additional controls on the commission expense application. Because of the relative complexity of our information technology systems, we currently expect that the application-based control documentation process could take up to several months. When completed later in 2005, management expects to evaluate, test, remediate and complete its assessment of internal control over financial reporting.

     Grant Thornton has advised us and the audit committee that the lack of management's assessment of internal controls and the disclaimer of opinion they expect to issue on our internal controls, as well as the existence of the material weaknesses, does not necessarily preclude Grant Thornton's ability to render an unqualified opinion on our financial statements. Grant Thornton has advised the audit committee that these facts have been and will be considered in determining the nature, timing and extent of the procedures performed for the audit of our financial statements as of and for the year ended December 31, 2004. Grant Thornton has not yet completed all of its work required to render an opinion on the financial statements.

     Nothing has come to the attention of management which would cause them to believe that the material weaknesses described above have resulted in any material inaccuracies or errors in our financial statements as of December 31, 2004. However, it is possible during the completion of additional documentation, evaluation and testing we will identify one or more errors, significant deficiencies or material weaknesses.

     Our inability to assess the effectiveness of our internal control as of December 31, 2004 which resulted in our auditor disclaiming an opinion on the effectiveness of our internal control, and the identified material weaknesses, could have an adverse effect on our business, results of operations, financial condition and the market value of our common stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:    /s/ Randy Harp
                               -------------------------------------------------
                                 Randy Harp, Chief Operating Officer

Date:  February 18, 2005